                                                                   EXHIBIT 24.1

                            THE JOHN NUVEEN COMPANY

                            -----------------------

                               POWER OF ATTORNEY

                            -----------------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 18th day of March, 1999.

                                                /S/ Timothy R. Schwertfeger
                                           -------------------------------------
                                                  Timothy R. Schwertfeger

STATE OF ILLINOIS   )
                    )SS
COUNTY OF COOK      )

On this 18th day of March, 1999, personally appeared before me, a Notary
Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                                             /S/ Robin D. Freeman
                                           -------------------------------------
                                                       Notary Public

My Commission Expires: October 31, 1999

                            THE JOHN NUVEEN COMPANY
                            -----------------------
                               POWER OF ATTORNEY
                            -----------------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of the John Nuveen Company, hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 4th day of March, 1999.

                                                    /S/ Anthony T. Dean
                                               --------------------------------
                                                      Anthony T. Dean

STATE OF ILLINOIS        )
                         ) SS
COUNTY OF COOK           )

On this 4th day of March, 1999, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                                              /S/ Robin D. Freeman
                                               --------------------------------
                                                       Notary Public

My Commission Expires: October 31, 1999

                        THE JOHN NUVEEN COMPANY
                        -----------------------
                           POWER OF ATTORNEY
                        -----------------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 5th day of March, 1999.


                                            /S/ Willard L. Boyd
                                            -------------------
                                              Willard L. Boyd




STATE OF IOWA         )
                      )SS
COUNTY OF JOHNSON     )

On this 5th day of March, 1999, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                                      /S/ Debra S. Paul
                                            --------------------
                                              Notary Public

My Commission Expires: October 10, 1999

                            THE JOHN NUVEEN COMPANY
                            _______________________

                               POWER OF ATTORNEY
                            _______________________


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 8th day of March, 1999.


                                             /s/ W. John Driscoll
                                       _________________________________

                                             W. John Driscoll

STATE OF MINNESOTA  )
                    ) SS
COUNTY OF RAMSEY   )

On this 8th day of March, 1999, personally appeared before me, a Notary
Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.


(SEAL)                                       /s/ Cheryl M. McNary
                                       _________________________________

                                                 Notary Public


My Commission Expires: January 31, 2000

                            THE JOHN NUVEEN COMPANY
                           _________________________

                               POWER OF ATTORNEY
                           _________________________

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 9th day of March, 1999.

                                             /S/ Duane R. Kullberg
                                       _________________________________

                                               Duane R. Kullberg

STATE OF ILLINOIS   )
                    ) SS
COUNTY OF COOK      )

On this 9th day of March, 1999, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.


(SEAL)                                       /s/ Roberto J. Mauner
                                       _________________________________

                                                 Notary Public


My Commission Expires: 12/12/99

                            THE JOHN NUVEEN COMPANY
                            -----------------------

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 9th day of March, 1999.

                                                     /S/ Douglas W. Leatherdale
                                                   -----------------------------
                                                     Douglas W. Leatherdale



STATE OF MINNESOTA    )
                      )SS
COUNTY OF RAMSEY      )

On this 9th day of March, 1998, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                                               /S/ Mary Borowski
                                                   -----------------------------
                                                         Notary Public


My Commission Expires: January 31, 2000

                            THE JOHN NUVEEN COMPANY

                            -----------------------

                               POWER OF ATTORNEY

                            -----------------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 12th day of March, 1999.



                                                   /s/ Paul J. Liska
                                        ---------------------------------------
                                                    Paul J. Liska


STATE OF MINNESOTA        )
                         )SS
COUNTY OF RAMSEY          )

On this 12th day of March, 1999, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                                           /s/ Mary E. Waltz
                                        ---------------------------------------
                                                    Notary Public

My Commission Expires: January 31, 2000

                            THE JOHN NUVEEN COMPANY

                               _________________

                               POWER OF ATTORNEY
                               _________________

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of The John Nuveen Company, hereby constitutes and appoints JOHN P. AMBOIAN and ALAN G. BERKSHIRE, and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to execute any such annual, periodic or special report pursuant to the requirements of the Securities Exchange Act of 1934, as amended, including any and all amendments thereto, with all exhibits thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission and any regulatory authority, federal or state, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned director of The John Nuveen Company has hereunto set his hand this 15th day of March, 1999.



                                              /S/ John P. Amboian
                                      _____________________________________
                                                John P. Amboian

STATE OF ILLINOIS    )
                     )SS
COUNTY OF COOK       )

On this 15th day of March, 1999, personally appeared before me, a Notary
Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.


(SEAL)
                                               /S/ Robin D. Freeman
                                      _____________________________________
                                                  Notary Public


My Commission Expires: October 31, 1999